Exhibit 99.1

Berkshire Hills and SI Financial Announce Regulatory Approvals and Planned Closing Date of Pending Merger

BOSTON and WILLIMANTIC, CT, May 15, 2019. Berkshire Hills Bancorp, Inc. (NYSE: BHLB) (“Berkshire”) and SI Financial Group, Inc. (NASDAQ: SIFI) (“SI Financial”) announced today that all regulatory approvals relating to the merger of SI Financial with and into Berkshire have been received. SI Financial shareholders previously approved the merger at a special meeting of shareholders on April 2, 2019. The merger’s legal closing is expected to be effective at the close of business on Friday, May 17, 2019, subject to the satisfaction of customary closing conditions.

As previously announced, upon completion of the merger, SI Financial shareholders will receive 0.48 shares of Berkshire common stock for each share of SI Financial common stock. The exchange ratio is fixed and the transaction is expected to qualify as a tax-free exchange for shareholders of SI Financial.

ABOUT BERKSHIRE HILLS

Berkshire Hills Bancorp is the parent of Berkshire Bank, a premier regional bank distinguished by its local responsiveness and engagement. With corporate headquarters in Boston, the Company operates in six Northeastern states, with $12.2 billion in assets and 109 banking offices. Berkshire Bank, is recognized for its entrepreneurial approach, relationship customer experience and distinctive culture. Berkshire provides business and consumer banking, mortgage, wealth management, investment and insurance services.

ABOUT SI FINANCIAL

SI Financial Group, Inc. is the holding company for Savings Institute Bank and Trust Company. Established in 1842, Savings Institute Bank and Trust Company is a community-oriented financial institution headquartered in Willimantic, Connecticut. Through its 23 branch locations, the Bank offers a full-range of financial services to individuals, businesses and municipalities within its market area. For more information, visit www.mysifi.com.

FORWARD LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about (1) the benefits of the merger between Berkshire and SI Financial, including anticipated future results, cost savings and accretion to reported earnings that may be realized from the merger; (2) Berkshire and SI Financial’s plans, objectives, expectations and intentions and other statements contained in this presentation that are not historical facts; and (3) other statements identified by words such as "expects," "anticipates," "intends," "plans," "believes," "seeks," "estimates" or words of similar meaning. Forward-looking statements involve risks and uncertainties that may cause actual results to differ materially from those in such statements. The following factors, among others, could cause actual results to differ materially from the anticipated results expressed in the forward-looking statements: the businesses of Berkshire and SI Financial may not be combined successfully, or such combination may take longer than expected; the cost savings from the merger may not be fully realized or may take longer than expected; operating costs, customer loss and business disruption following the merger may be greater than expected; credit and interest rate risks associated with Berkshire's and SI Financial’s respective businesses; and difficulties associated with achieving expected future financial results. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements include those discussed in Berkshire's and SI Financial’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K) filed with the SEC and available at the SEC's Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning the proposed transaction or other matters attributable to Berkshire or SI Financial or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, Berkshire and SI Financial do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

CONTACTS

Investor Relations: Erin Duggan; Investor Relations Manager; 413-236-3773

Media: Elizabeth Mach; Senior Vice President, Marketing Officer; 413-445-8390

SI Financial Group, Inc.: Rheo A. Brouillard, President and CEO; 860-456-6540